UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K/A

______________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 24, 2013

BRICK TOP PRODUCTIONS, INC.

 (Exact name of registrant as specified in its charter)

Florida	333-176093	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5550 Glades Road, Ste. 500, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

(561) 826-9307

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

EXPLANATORY NOTE:  This Form 8-K/A is being filed solely to include the financial statement disclosure required by Item 9.01(a) and Item 9.01(b) below.  All other disclosure herein is unchanged from the initial Form 8-K filed with the Securities and Exchange Commission on December 27, 2013.

2

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 24, 2013, Brick Top Productions, Inc. (the “Company”), entered into a Stock Purchase Agreement with Martin Fischer (the “SPA”), pursuant to which the Company acquired from Mr. Fischer seventy-five (75%) percent of the issued and outstanding stock (the “Shares”) of S&G Holdings, Inc., a Tennessee corporation doing business as High Five Entertainment (“High Five”), making High Five a majority owned subsidiary of the Company. Under the terms of the SPA, the Company paid Mr. Fischer Two Hundred Ten Thousand ($210,000) Dollars at closing, made a capital contribution to High Five in the amount of One Hundred Thousand ($100,000) Dollars at closing, and agreed to make additional capital contributions of Three Hundred Sixty Five Thousand ($365,000) Dollars to High Five over the first nine (9) months of 2014, to fund business operations. In the event the Company fails to make the required capital contributions to High Five, the Company will be required to return certain of the Shares to Mr. Fischer.

In connection with the transactions set forth in the SPA, High Five entered into an Executive Employment Agreement (the “Employment Agreement”) with Mr. Fischer pursuant to which Mr. Fischer will serve as High Five’s president for an initial term of five (5) years, unless earlier terminated pursuant to the terms thereof. Mr. Fischer’s initial base salary will be One Hundred Forty-Four Thousand ($144,000) Dollars, he will be entitled to an annual bonus of up to One Hundred Thousand ($100,000) Dollars, and he will receive a monthly car allowance in the amount of Five Hundred ($500) Dollars. Additionally, the Company will issue Mr. Fischer options to acquire One Million Four Hundred Ninety-One Thousand Three Hundred Fifty (1,491,350) shares of common stock of the Company, which options vest throughout 2014. In the event the Company fails to make the required capital contributions to High Five, as set forth above, Mr. Fischer will be required to return certain of the options to the Company. The Employment Agreement contains standard termination, confidentiality, and non-compete provisions, and obligates the Company to appoint Mr. Fischer to the Company’s Board of Directors.

The foregoing description is subject to the terms of the SPA and Employment Agreement, copies of which are attached as exhibits hereto.

A press release with respect to the foregoing is attached as an exhibit hereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

Page

Report of Independent Registered Public Accounting Firm

F-1

Consolidated Balance Sheets at December 31, 2012 and 2011

F-2

Consolidated Statements of Operations for the Year ended December 31, 2012 and 2011

F-3

Consolidated Statement of Stockholder’s Deficit for the Year ended December 31, 2012 and 2011

F-4

Consolidated Statement of Cash Flows for the Year ended December 31, 2012 and 2011

F-5

Notes to the Consolidated Financial Statements

F-6

(b)  Pro Forma Financial Information.

Pro Forma Consolidated Balance Sheet at September 30, 2013

F-16

Pro Forma Consolidated Statement of Operations at September 30, 2013

F-17

Pro Forma Consolidated Balance Sheet at December 31, 2012

F-18

Pro Forma Consolidated Statement of Operations at December 31, 2012

F-19

Notes to Pro Forma Consolidated Financial Statements

F-20

(c)  Exhibits.

10.1	Stock Purchase Agreement dated December 24, 2013. (1)
10.2	Executive Employment Agreement dated December 24, 2013. (1)
99.1	Press Release dated December 27, 2013. (1)

(1)

Incorporated by reference to the Form 8-K, filed December 27, 2013.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 14, 2014

Brick Top Productions, Inc.

By:

/s/ Alexander Bafer

Name:

Alexander Bafer

Title:

Chief Executive Officer

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

S & G Holdings, Inc.

We have audited the accompanying consolidated balance sheets of S & G Holdings, Inc. (the “Company”) as of December 31, 2012 and 2011, and the related consolidated statements of operations, stockholders deficit and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Li and Company, PC

Li and Company, PC

Skillman, New Jersey

December 23, 2013

F1

S & G Holdings, Inc.
Consolidated Balance Sheets

	December 31, 2012	December 31, 2011
ASSETS
CURRENT ASSETS
Cash	$ 91,708	$ 124,915
Accounts receivable, net	24,947	98,985
Television productions in process	-	258,552
Advances to related party	140,715	139,236
Notes receivable - related party	72,193	72,193
Other current assets	-	7,215
Total Current Assets	329,563	701,096
Property and equipment	3,702	9,970
TOTAL ASSETS	$ 333,265	$ 711,066
LIABILITIES AND STOCKHOLDER'S DEFICIT
CURRENT LIABILITIES
Accounts payable and accrued liabilities	$ 465,343	$ 493,468
Unearned revenue	-	365,000
Other current liabilities	7,399	-
Total Current Liabilities	472,742	858,468
LONG-TERM LIABILITIES
Royalty payable	972,637	972,637
Total Long-term Liabilities	972,637	972,637
Total Liabilities	1,445,379	1,831,105
STOCKHOLDER'S DEFICIT:
Common stock no par value: 5,000 shares authorized;
1,020 shares issued and outstanding	100	100
Additional paid in capital	900	900
Accumulated deficit	(1,113,114)	(1,121,039)
Total Stockholder's Deficit	(1,112,114)	(1,120,039)
TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIT	$ 333,265	$ 711,066

See accompanying notes to the consolidated financial statements.

F2

S & G Holdings, Inc.
Consolidated Statements of Operations

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

REVENUE	$ 2,823,946	$ 3,704,981

COST OF REVENUE	2,045,368	2,873,310

GROSS MARGIN	778,578	831,671

OPERATING EXPENSES
Salaries and wages	706,434	838,662
General and administrative expense	64,205	55,359

Total Operating Expenses	770,639	894,021

INCOME (LOSS) FROM OPERATIONS	7,939	(62,350)

OTHER (INCOME) EXPENSE
Other income	(1,014)	(25,521)
Other expenses	1,028	2,572

Other (Income) Expense, net	14	(22,949)

INCOME (LOSS) BEFORE INCOME TAX PROVISION	7,925	(39,401)

Income tax provision	-	-

NET INCOME (LOSS)	$ 7,925	$ (39,401)

See accompanying notes to the consolidated financial statements.

F3

S & G Holdings, Inc.
Consolidated Statement of Stockholder's Deficit
For the Year Ended December 31, 2012 and 2011

	Common Stock No Par Value
	Number of Shares

Balance, December 31, 2010	1,020	$ 100	$ 900	$ (1,081,638)	$ (1,080,638)

Net loss				(39,401)	(39,401)

Balance at December 31, 2011	1,020	100	900	(1,121,039)	(1,120,039)

Net income				7,925	7,925

Balance,December 31, 2012	1,020	$ 100	$ 900	$ (1,113,114)	$ (1,112,114)

See accompanying notes to the consolidated financial statements.

F4

S & G Holdings, Inc.
Consolidated Statements of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$ 7,925	$ (39,401)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Bad debt expense	26,817	5,000
Depreciation	8,893	10,604
Changes in operating assets and liabilities:
Accounts receivable	47,221	13,308
Television productions in process	258,552	298,358
Other current assets	7,216	(309)
Accounts payable and accrued liabilities	(28,125)	(36,664)
Unearned revenue	(365,000)	(435,000)
Other current liabilities	7,399	(2,824)

Net Cash Used in Operating Activities	(29,102)	(186,928)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of equipment	(2,626)	(6,695)

Net Cash Used in Investing Activities	(2,626)	(6,695)

CASH FLOWS FROM FINANCING ACTIVITIES:
Advances to (repayment from) related party	(1,479)	54,215

Net Cash Provided by (Used in) Investing Activities	(1,479)	54,215

NET CHANGE IN CASH	(33,207)	(139,408)

CASH AT BEGINNING OF YEAR	124,915	264,323

CASH AT END OF YEAR	$ 91,708	$ 124,915

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Interest paid	$ -	$ -
Income tax paid	$ -	$ -

See accompanying notes to the consolidated financial statements.

F5

S & G Holdings, Inc.

December 31, 2012 and 2011

Notes to the Financial Statements

Note 1 – Organization and Operations

S & G Holdings, Inc.

S & G Holdings, Inc. (“S & G” or the “Company”) was formed for the sole purpose of acquiring all of the assets, rights and properties of HFE Holdings, LLC, a limited liability company organized under the laws of the State of Tennessee (“HFE”). HFE produces programming for television and other media.

On December 31, 2004, S & G, an unincorporated company, completed the acquisition of HFE. The Company acquired the accounts receivable, inventories, prepaid expenses, contract rights, tangible and intangible property of HFE and 100% of the equity interest of High Five Television, LLC (“Television”), a limited liability company organized under the laws of the State of Tennessee.  In connection with the consummation of the acquisition of HFE the Company agreed to pay (i) $18,800 in cash at closing and (ii) a royalty in the amount of $1,200,000; $81,200 of which was paid at closing and the remaining balance of $1,118,800 to be paid with (a) 3% of all gross billing to be paid quarterly based on the prior quarter’s receipts and (b) $6,500 as a royalty for one specific series. Television is inactive.

Subsequent to the acquisition S & G was incorporated under the laws of the State of Tennessee on January 4, 2005.

Upon formation, the Company issued an aggregate of 1,020 shares of the newly formed corporation’s no par common stock to the President for $100.

Note 2 – Significant and Critical Accounting Policies and Practices

The Management of the Company is responsible for the selection and use of appropriate accounting policies and the appropriateness of accounting policies and their application.  Critical accounting policies and practices are those that are both most important to the portrayal of the Company’s financial condition and results and require management’s most difficult, subjective, or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain. The Company’s significant and critical accounting policies and practices are disclosed below as required by generally accepted accounting principles.

Basis of Presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates and Assumptions and Critical Accounting Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date(s) of the financial statements and the reported amounts of revenues and expenses during the reporting period(s).

Critical accounting estimates are estimates for which (a) the nature of the estimate is material due to the levels of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change and (b) the impact of the estimate on financial condition or operating performance is material. The Company’s critical accounting estimate and assumption affecting the financial statements were:

F6

(i)

Assumption as a going concern: Management assumes that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business;

(ii)

Allowance for doubtful accounts: Management’s estimate of the allowance for doubtful accounts is based on historical sales, historical loss levels, and an analysis of the collectability of individual accounts; and general economic conditions that may affect a client’s ability to pay. The Company evaluated the key factors and assumptions used to develop the allowance in determining that it is reasonable in relation to the financial statements taken as a whole;

(iii)

Fair value of long-lived assets: Fair value is generally determined using the asset’s expected future discounted cash flows or market value, if readily determinable.  If long-lived assets are determined to be recoverable, but the newly determined remaining estimated useful lives are shorter than originally estimated, the net book values of the long-lived assets are depreciated over the newly determined remaining estimated useful lives. The Company considers the following to be some examples of important indicators that may trigger an impairment review: (i) significant under-performance or losses of assets relative to expected historical or projected future operating results; (ii) significant changes in the manner or use of assets or in the Company’s overall strategy with respect to the manner or use of the acquired assets or changes in the Company’s overall business strategy; (iii) significant negative industry or economic trends; (iv) increased competitive pressures; (v) a significant decline in the Company’s stock price for a sustained period of time; and (vi) regulatory changes.  The Company evaluates acquired assets for potential impairment indicators at least annually and more frequently upon the occurrence of such events;

(iv)

Valuation allowance for deferred tax assets: Management assumes that the realization of the Company’s net deferred tax assets resulting from its net operating loss (“NOL”) carry–forwards for Federal income tax purposes that may be offset against future taxable income was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are offset by a full valuation allowance. Management made this assumption based on (a) the Company has incurred recurring losses, (b) general economic conditions, and (c) its ability to raise additional funds to support its daily operations by way of a public or private offering, among other factors.

These significant accounting estimates or assumptions bear the risk of change due to the fact that there are uncertainties attached to these estimates or assumptions, and certain estimates or assumptions are difficult to measure or value.

Management bases its estimates on historical experience and on various assumptions that are believed to be reasonable in relation to the financial statements taken as a whole under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.

Management regularly evaluates the key factors and assumptions used to develop the estimates utilizing currently available information, changes in facts and circumstances, historical experience and reasonable assumptions. After such evaluations, if deemed appropriate, those estimates are adjusted accordingly.

Actual results could differ from those estimates.

F7

Principles of Consolidation

The Company applies the guidance of Topic 810 “Consolidation” of the FASB Accounting Standards Codification ("ASC") to determine whether and how to consolidate another entity.  Pursuant to ASC Paragraph 810-10-15-10 all majority-owned subsidiaries—all entities in which a parent has a controlling financial interest—shall be consolidated except (1) when control does not rest with the parent, the majority owner; (2) if the parent is a broker-dealer within the scope of Topic 940 and control is likely to be temporary; (3) consolidation by an investment company within the scope of Topic 946 of a non-investment-company investee.  Pursuant to ASC Paragraph 810-10-15-8 the usual condition for a controlling financial interest is ownership of a majority voting interest, and, therefore, as a general rule ownership by one reporting entity, directly or indirectly, of more than 50 percent of the outstanding voting shares of another entity is a condition pointing toward consolidation.  The power to control may also exist with a lesser percentage of ownership, for example, by contract, lease, agreement with other stockholders, or by court decree. The Company consolidates all less-than-majority-owned subsidiaries, if any, in which the parent’s power to control exists.

The Company's consolidated subsidiaries and/or entities are as follows:

Name of consolidated subsidiary or entity	State or other jurisdiction of incorporation or organization	Date of incorporation or formation (date of acquisition, if applicable)	Attributable interest

High Five Television, LLC	The State of Tennessee	August 16, 1999 (December 31, 2004)	100%

The consolidated financial statements include all accounts of the Company and Television as of December 31, 2012 and 2011 and for the reporting periods then ended.

All inter-company balances and transactions have been eliminated.

Fair Value of Financial Instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels.  The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs.  The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

F8

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs.  If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the Company’s financial assets and liabilities, such as cash, accounts receivable, accounts payable and accrued liabilities, unearned revenue and other current liabilities approximate their fair values because of the short maturity of these instruments.

Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such representations can be substantiated.

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are recorded at the invoiced amount, net of an allowance for doubtful accounts. The Company follows paragraph 310-10-50-9 of the FASB Accounting Standards Codification to estimate the allowance for doubtful accounts. The Company performs on-going credit evaluations of its customers and adjusts credit limits based upon payment history and the customer’s current credit worthiness, as determined by the review of their current credit information; and determines the allowance for doubtful accounts based on historical write-off experience, customer specific facts and general economic conditions that may affect a client’s ability to pay.

Pursuant to paragraph 310-10-50-2 of the FASB Accounting Standards Codification account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.  The Company has adopted paragraph 310-10-50-6 of the FASB Accounting Standards Codification and determine when receivables are past due or delinquent based on how recently payments have been received.

Outstanding account balances are reviewed individually for collectability.  The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. Bad debt expense is included in general and administrative expenses, if any.

Bad debt expense was $26,817 and $5,000 for the year ended December 31, 2012 and 2011, respectively.

The Company does not have any off-balance-sheet credit exposure to its customers at December 31, 2012 or 2011.

Property and Equipment

Property and equipment is recorded at cost. Expenditures for major additions and betterments are capitalized. Maintenance and repairs are charged to operations as incurred.  Depreciation is computed by the straight-line method (after taking into account their respective estimated residual values) over the estimated useful lives of the respective assets as follows:

F9

Estimated Useful Life (Years)

Equipment	5

Furniture and fixture	7

Upon sale or retirement, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in the statements of operations.

Related Parties

The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

Pursuant to Section 850-10-20 the related parties include a. affiliates of the Company; b. entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c. trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d. principal owners of the Company; e. management of the Company; f. other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g. other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include:  a. the nature of the relationship(s) involved; b. a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c. the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d. amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Commitment and Contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur.  The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment.  In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements.  If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

F10

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.  Management does not believe, based upon information available at this time that these matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

Revenue Recognition

The Company applies paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition.  The Company recognizes revenue when it is realized or realizable and earned.  The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.  In addition to the aforementioned general policy, the following is the specific revenue recognition policy for revenue:

Revenues from the sale of programming for television and other media are recognized when

•	Persuasive evidence of an arrangement exists;

•	The show/episode is complete, and in accordance with the terms of the arrangement, has been delivered or is available for immediate and unconditional delivery;

•	The price to the customer is fixed and determinable; and

•	Collectability is reasonably assured.

Income Tax Provision

I.

Uncertain Tax Positions

The Company did not take any uncertain tax positions and had no adjustments to its income tax liabilities or benefits pursuant to the provisions of Section 740-10-25 for the year ended December 30, 2012 or 2011.

II.

Pro Forma Income Tax Information (Unaudited)

The operating results of the Company were included in the tax returns of the shareholder of the Company for income tax purposes.  The pro forma income tax rate, income tax provision, if any, and deferred tax assets are not included in the accompanying financial statements and the income tax note to reflect the provision for income tax which would have been recorded if the Company had been incorporated as a C Corporation as of the date of its formation is not included due to the Company being in a loss position at December 31, 2011 and having an immaterial net income at December 31, 2012.

F11

Cash Flows Reporting

The Company adopted paragraph 230-10-45-24 of the FASB Accounting Standards Codification for cash flows reporting, classifies cash receipts and payments according to whether they stem from operating, investing, or financing activities and provides definitions of each category, and uses the indirect or reconciliation method (“Indirect method”) as defined by paragraph 230-10-45-25 of the FASB Accounting Standards Codification to report net cash flow from operating activities by adjusting net income to reconcile it to net cash flow from operating activities by removing the effects of (a) all deferrals of past operating cash receipts and payments and all accruals of expected future operating cash receipts and payments and (b) all items that are included in net income that do not affect operating cash receipts and payments.  The Company reports the reporting currency equivalent of foreign currency cash flows, using the current exchange rate at the time of the cash flows and the effect of exchange rate changes on cash held in foreign currencies is reported as a separate item in the reconciliation of beginning and ending balances of cash and cash equivalents and separately provides information about investing and financing activities not resulting in cash receipts or payments in the period pursuant to paragraph 830-230-45-1 of the FASB Accounting Standards Codification.

Subsequent Events

The Company follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events. The Company will evaluate subsequent events through the date when the financial statements were issued.  Pursuant to ASU 2010-09 of the FASB Accounting Standards Codification, the Company as an SEC filer considers its financial statements issued when they are widely distributed to users, such as through filing them on EDGAR.

Recently Issued Accounting Pronouncements

In February 2013, the FASB issued ASU No. 2013-02, "Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income." The ASU adds new disclosure requirements for items reclassified out of accumulated other comprehensive income by component and their corresponding effect on net income. The ASU is effective for public entities for  years beginning after December 15, 2013.

In February 2013, the Financial Accounting Standards Board, or FASB, issued ASU No. 2013-04, "Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for which the Total Amount of the Obligation Is Fixed at the Reporting Date."  This ASU addresses the recognition, measurement, and disclosure of certain obligations resulting from joint and several arrangements including debt arrangements, other contractual obligations, and settled litigation and judicial rulings. The ASU is effective for public entities for  years, and interim periods within those years, beginning after December 15, 2013.

In March 2013, the FASB issued ASU No. 2013-05, "Foreign Currency Matters (Topic 830): Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity." This ASU addresses the accounting for the cumulative translation adjustment when a parent either sells a part or all of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business within a foreign entity. The guidance outlines the events when cumulative translation adjustments should be released into net income and is intended by FASB to eliminate some disparity in current accounting practice. This ASU is effective prospectively for years, and interim periods within those years, beginning after December 15, 2013.

F12

In March 2013, the FASB issued ASU 2013-07, “Presentation of Financial Statements (Topic 205): Liquidation Basis of Accounting.” The amendments require an entity to prepare its financial statements using the liquidation basis of accounting when liquidation is imminent. Liquidation is imminent when the likelihood is remote that the entity will return from liquidation and either (a) a plan for liquidation is approved by the person or persons with the authority to make such a plan effective and the likelihood is remote that the execution of the plan will be blocked by other parties or (b) a plan for liquidation is being imposed by other forces (for example, involuntary bankruptcy). If a plan for liquidation was specified in the entity’s governing documents from the entity’s inception (for example, limited-life entities), the entity should apply the liquidation basis of accounting only if the approved plan for liquidation differs from the plan for liquidation that was specified at the entity’s inception. The amendments require financial statements prepared using the liquidation basis of accounting to present relevant information about an entity’s expected resources in liquidation by measuring and presenting assets at the amount of the expected cash proceeds from liquidation. The entity should include in its presentation of assets any items it had not previously recognized under U.S. GAAP but that it expects to either sell in liquidation or use in settling liabilities (for example, trademarks). The amendments are effective for entities that determine liquidation is imminent during annual reporting periods beginning after December 15, 2013, and interim reporting periods therein. Entities should apply the requirements prospectively from the day that liquidation becomes imminent. Early adoption is permitted.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

Note 3 – Television Productions in Process

Television productions in process as of December 31, 2011, included direct production and development costs stated at the lower of cost or net realizable value based on anticipated revenue. Television production costs for each episode are to be expensed as revenues are recognized upon delivery and acceptance of the completed episodes.

Television productions in process were $0 and $258,552 at December 31, 2012 and 2011, respectively.

Note 4 – Related Party Transactions

Related parties

Related parties with whom the Company had transactions are:

Related Parties	Relationship

Martin Fischer	President and CEO

Advances to related party

From time to time, the Company advances funds to the Chairman and CEO of the Company.  Those advances are unsecured, non-interest bearing and due on demand.

As of December 31, 2012 and 2011, the Company advanced its president $140,715 and $139,236, respectively. These advances are non-interest bearing and due on demand.

Notes receivable - related party

As of December 31, 2012 and 2011, the Company has notes receivable from its president of $72,913. These notes are non-interest bearing and due on demand.

F13

Note 5 – Stockholder’s Deficit

Shares authorized

Upon formation the total number of shares of all classes of stock which the Company is authorized to issue is Five Thousand (5,000) shares, all of which shall be Common Stock, no par value.

Common stock

Upon formation, the Company issued 1,020 shares of common stock to its president for a total cash consideration of $100.

Additional paid in capital

Subsequent to formation the president contributed $900 to the Company for working capital.

Note 6 – Income Tax Provision

The Company elected under Section 1362 of the Internal Revenue Code which has been accepted to be taxed as a Subchapter S Corporation effective as of the date of its formation. Under the provisions of Subchapter S Corporation of the Internal Revenue Code, the Company was treated as a pass through entity for federal income tax purposes and the taxable income or loss is reported by the shareholders of the Company on their individual income tax returns and taxed separately on their distributive share of the S corporation’s income whether or not that income is actually distribute.

Pro Forma Income Tax Information (Unaudited)

The pro forma income tax information, including income tax rate, income tax provision (benefits), if any, deferred tax assets and valuation allowance on deferred tax assets, presented below reflect the provision for income tax, based on the results of operations of the Company for the periods presented, which would have been recorded as if the Company has always been a “C” corporation for income tax purpose as of the first date of the first period presented.

I.

Deferred Tax Assets

Should the Company have always been a “C” corporation for income tax purpose as of the first date of the first period presented, at December 31, 2012, the Company would have had net operating loss (“NOL”) carry–forwards for Federal income tax purposes of $1,113,114 that may be offset against future taxable income through 2032.  No tax benefit would have been reported with respect to these net operating loss carry-forwards because the Company believes that the realization of the Company’s net deferred tax assets of approximately $378,459 was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are offset by a full valuation allowance.

Deferred tax assets would consist primarily of the tax effect of NOL carry-forwards.  The Company would have provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding its realization.  The valuation allowance would have (decreased) and increased approximately $(2,695) and $13,396 for the year ended December 31, 2012 and 2011, respectively.

F14

Components of deferred tax assets in the balance sheets would have been as follows:

	December 31, 2012	December 31, 2011
Net deferred tax assets – Non-current:

Expected income tax benefit from NOL carry-forwards	378,459	381,153

Less valuation allowance	(378,459	(381,153)

Deferred tax assets, net of valuation allowance	$-	-

Income Tax Provision in the Statements of Operations

A reconciliation of the federal statutory income tax rate and the effective income tax rate as a percentage of income before income taxes is as follows:

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

Federal statutory income tax rate	34.0%	34.0%

Change in valuation allowance on net operating loss carry-forwards	(34.0	(34.0

Effective income tax rate	0.0%	0.0%

(1)

Note 7 – Subsequent Events

The Company has evaluated all events that occur after the balance sheet date through the date when the financial statements were issued to determine if they must be reported. The Management of the Company determined that there were certain reportable subsequent event(s) to be disclosed as follows:

On March 22, 2013 by Special Meeting of the Directors and Shareholders, the directors and shareholders authorized the issuance of 180 shares to two (2) individuals.  The Company issued 120 shares to one individual and received $100,000 for the shares in April, May and June 2013.

On December 1, 2013, the Company entered into a Settlement and Release Agreement with Dale Jensen, successor-in-interest of HFE Holdings LLC. In full satisfaction of the Royalty Payable owed to HFE Holdings LLC, the Company will pay $40,000 to Dale Jensen and issue the other 60 shares authorized on March 22, 2013.

(b)  Pro Forma Financial Information.

Pro Forma Consolidated Balance Sheet at September 30, 2013

Pro Forma Consolidated Statement of Operations at September 30, 2013

Pro Forma Consolidated Balance Sheet at December 31, 2012

Pro Forma Consolidated Statement of Operations at December 31, 2012

Notes to Pro Forma Consolidated Financial Statements

F15

BRICK TOP PRODUCTIONS, INC.

(A Development Stage Company)

CONSOLIDATED BALANCE SHEETS

September 30, 2013

Historical

	Brick Top	S & G Holdings, Inc.	Proforma Adjustments		Proforma
ASSETS
CURRENT ASSETS
Cash	$ 130,519	$ 51,431	(33,000)	(1),(2),(5)	148,950
Accounts receivable	-	24,474			24,474
Advances	-	169,410			169,410
Notes receivable	-	86,776			86,776
Total Current Assets	130,519	332,091	(33,000)		429,610
PROPERTY AND EQUIPMENT
Computer equipment	8,897	-			8,897
Equipment	-	87,372			87,372
Furniture and fixtures	-	7,788			7,788
Vehicles	-	4,279			4,279
Accumulated depreciation	(5,645)	(96,949)			(102,594)
Property and equipment, net	3,252	2,490	-		5,742
CAPITALIZED PILOT COSTS, net	292,931	-			292,931
Intangible Assets	-	-	14,247	(2),(3),(5)	14,247
DEPOSITS	1,985	-			1,985
TOTAL ASSETS	$ 428,687	$ 334,581	(18,753)		744,515
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 169,538	$ 268,027			$ 437,565
Line of credit	-	55,000			55,000
Other current liabilities	-	3,366			3,366
Advances from stockholders	60,847	-			60,847
Total Current Liabilities	230,385	326,393	-		556,778
LONG-TERM LIABILITIES
Royalty payable	-	972,637	(972,637)	(5)	-
TOTAL LIABILITIES	230,385	1,299,030	(972,637)		556,778
EQUITY
STOCKHOLDERS' EQUITY
Preferred stock: $0.0001 par value, 10,000,000 shares authorized; none issued or outstanding	-	-			-
Common stock: $0.0001 par value, 100,000,000 shares authorized; 29,692,000 and 29,643,500 shares issued and outstanding, respectively	2,994	100	(70)	(1),(2)	3,024
Additional paid-in capital	1,274,121	150,900	66,070	(1),(2)	1,491,091
Deficit accumulated during the development stage	(1,078,736)	(1,115,449)	1,115,449	(2)	(1,078,736)
Total Stockholders' Equity	198,379	(964,449)	1,181,449		415,379
NON-CONTROLLING INTEREST IN SUBSIDIARY	(77)	-	(227,565)	(4)	(227,642)
Total Equity	198,302	(964,449)	953,884		187,737
TOTAL LIABILITIES AND EQUITY	$ 428,687	$ 334,581	$ (18,753)		$ 744,515

1) Adjustment for issuance of 179,500 shares of common stock for cash and $47,500 in capital contributions in Brick Top Productions, Inc.

2) Adjustment for purchase of 75% of the outstanding stock of S&G Holdings, Inc.

3) Adjustment for purchase price allocation.

4) Adjustment to record the non-controlling interest in S&G Holdings, Inc.

5) Adjustment to record the settlement of the royalty payable for a cash payment of $40,000.

F16

BRICK TOP PRODUCTIONS, INC.

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Nine Months Ended September 30, 2013

	Brick Top	S & G Holdings, Inc.	Proforma Adjustments	Proforma
Revenue	$ -	$ 992,444		992,444
Cost of revenue	-	437,202		437,202
Gross margin	-	555,242		555,242
Operating expenses:
Compensation	-	410,439		410,439
Professional fees	95,250	4,700		99,950
Rent	1,702	54,310		56,012
General and administrative	12,724	86,180		98,904
Total operating expenses	109,676	555,629		665,305
Income (loss) from operations	(109,676)	(387)		(110,063)
OTHER (INCOME) EXPENSES
Other income	-	(228)	(932,637) (2)	(932,865)
Other expenses	1,269	2,176		3,445
	1,269	1,948		(929,420)
(Loss) income before income tax provision and non-controlling interest	(110,945)	(2,335)		819,357
Income tax provision	-	-		-
Net (loss) income before non-controlling interest	(110,945)	(2,335)		819,357
Net (loss) income attributable to non-controlling interest	(68)	-	(584) (1)	(652)
Net (loss) income attributable to Brick Top Productions, Inc. stockholders	$ (110,877)	$ (2,335)		$ 818,706

1) Adjustment to record the net income attributable to the non-controlling interest

2) Adjustment to record the gain on the settlement of the royalty payable.

F17

BRICK TOP PRODUCTIONS, INC.

(A Development Stage Company)

CONSOLIDATED BALANCE SHEETS

December 31, 2012

Historical

	Brick Top	S & G Holdings, Inc.	Proforma Adjustments		Proforma
ASSETS
CURRENT ASSETS
Cash	$ 3,154	$ 91,708	220,000	(1),(2),(5)	314,862
Accounts receivable	-	24,947			24,947
Advances	-	140,715			140,715
Notes receivable	-	72,193			72,193
Total Current Assets	3,154	329,563	220,000		552,717
PROPERTY AND EQUIPMENT
Computer equipment	8,897	-			8,897
Equipment	-	87,372			87,372
Furniture and fixtures	-	7,788			7,788
Vehicles	-	4,279			4,279
Accumulated depreciation	(3,934)	(95,737)			(99,671)
Property and equipment, net	4,963	3,702	-		8,665
CAPITALIZED PILOT COSTS, net	292,931	-			292,931
Intangible Assets	-	-	162,496	(2),(3),(5)	162,496
DEPOSITS	2,214	-			2,214
TOTAL ASSETS	$ 303,262	$ 333,265	$ 382,496		$ 1,019,023
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 186,218	$ 465,343			$ 651,561
Other current liabilities	-	7,399			7,399
Advances from stockholders	60,797	-			60,797
Total Current Liabilities	247,015	472,742	-		719,757
LONG-TERM LIABILITIES
Royalty payable	-	972,637	(972,637)	(5)	-
TOTAL LIABILITIES	247,015	1,445,379	(972,637)		719,757
EQUITY
STOCKHOLDERS' EQUITY
Preferred stock: $0.0001 par value, 10,000,000 shares authorized; none issued or outstanding	-	-			-
Common stock: $0.0001 par value, 100,000,000 shares authorized; 29,692,000 and 29,643,500 shares issued and outstanding, respectively	2,969	100	(44)	(1),(2)	3,025
Additional paid-in capital	1,021,146	900	469,044	(1),(2)	1,491,090
Deficit accumulated during the development stage	(967,859)	(1,113,114)	1,113,114	(2)	(967,859)
Total Stockholders' Equity	56,256	(1,112,114)	1,582,114		526,256
NON-CONTROLLING INTEREST IN SUBSIDIARY	(9)	-	(226,981)	(4)	(226,990)
Total Equity	56,247	(1,112,114)	1,355,133		299,266
TOTAL LIABILITIES AND EQUITY	$ 303,262	$ 333,265	$ 382,496		$ 1,019,023

1) Adjustment for issuance of 432,500 shares of common stock for cash and $47,500 in capital contributions in Brick Top Productions, Inc.

2) Adjustment for purchase of 75% of the outstanding stock of S&G Holdings, Inc.

3) Adjustment for purchase price allocation.

4) Adjustment to record the non-controlling interest in S&G Holdings, Inc.

5) Adjustment to record the settlement of the royalty payable for a cash payment of $40,000.

F18

BRICK TOP PRODUCTIONS, INC.

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2012

	Brick Top	S & G Holdings, Inc.	Proforma Adjustments	Proforma

Revenue	$ -	$ 2,823,946		2,823,946
Cost of revenue	-	2,045,368		2,045,368
Gross margin	-	778,578		778,578
Operating expenses:
Compensation	-	706,434		706,434
Professional fees	109,982	-		109,982
Rent	15,356	-		15,356
General and administrative	16,023	64,205		80,228
Total operating expenses	141,361	770,639		912,000
Income (loss) from operations	(141,361)	7,939		(133,422)

OTHER (INCOME) EXPENSES
Other income	-	(1,014)	(937,637)(2)	(938,651)
Other expenses	-	1,028		1,028
	-	14		(937,623)
(Loss) income before income tax provision and non-controlling interest	(141,361)	7,925		804,201
Income tax provision	-	-		-
Net (loss) income before non-controlling interest	(141,361)	7,925		804,201
Net (loss) income attributable to non-controlling interest	-	-	1,981(1)	1,981
Net (loss) income attributable to Brick Top Productions, Inc. stockholders	$ (141,361)	$ 7,925		$ 806,182

1) Adjustment to record the net income attributable to the non-controlling interest

2) Adjustment to record the gain on the settlement of the royalty payable.

F19

Brick Top Productions, Inc.
Unaudited Pro Forma
Consolidated Financial Information

Basis of Presentation

The accompanying unaudited pro forma balance sheet as of December 31, 2012 and September 30, 2013 give effect to the acquisition of 75% of the issued and outstanding common stock of S&G Holdings, Inc., a Tennessee corporation doing business as High Five Entertainment (“High Five”) making High Five a majority owned subsidiary of the Company, as if the acquisition occurred on that date.  The accompanying unaudited pro forma statements of operations for the year ended December 31, 2012 and the nine months ended September 30, 2013, give effect to the acquisition as if it occurred on the first day of the period presented.

Pro forma adjustments have been limited to only those adjustments that are: directly attributable to the transaction, factually supportable, and in the case of pro forma income statement adjustments, expected to have a continuing impact on the Company’s financial results.

The unaudited pro forma financial information is provided for information purposes only and is not necessarily indicative of the results that would have occurred if the acquisition had occurred on the first day of each period presented. The unaudited pro forma financial statements should not be construed as being representative of future operating results or financial position of the Company and should be read in conjunction with the:

•

Accompanying Notes to the Unaudited Pro Forma Condensed Financial Statements;

•

The Company’s historical audited consolidated financial statements and notes thereto included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission on April 15, 2013;

•

S&G Holdings, Inc. historical audited financial statements and notes for the fiscal years ended December 31, 2012 and 2011 included as Item 9.01; and

•

Form 8-K filed with the Securities and Exchange Commission by the Company on December 27, 2013 and the exhibits attached thereto.

F20